EXHIBIT 10.1

EACH SUBSCRIBER MUST RETURN THE FOLLOWING TO SILLENGER EXPLORATION CORP. C/O JOHN GILLESPIE AT THE FOLLOWING ADDRESS: Suite 206,277 Lakeshore Rd., E., , Oakville, Ontario L6J 1H9,  Attn. John Gillespie Fax:905-842-9095..
a.      ☐      Completed and executed Subscription Agreement (complete cover   page and  Schedule “A” Exemption Form); and
b.      ☐      Subscription funds by certified cheque, bank draft or money order payable to “Sillenger Exploration Corp.” or by wire transfer to the account listed on Appendix II hereto.

CANADIAN SUBSCRIPTION AGREEMENT

SILLENGER EXPLORATION CORP.

SUBSCRIBER INFORMATION
Mr. Mrs. Ms.

_____________________________________________________________________________
SURNAME (OR NAME OF ENTITY IF NOT AN INDIVIDUAL)         FIRST NAME            INITIAL
_____________________________________________________________________________
RESIDENTIAL OR HEAD OFFICE ADDRESS
_____________________________________________________________________________
CITY                                  PROVINCE                                                                                    POSTAL CODE

SUBSCRIPTION INFORMATION
The Subscriber hereby irrevocably offers to purchase Common Shares of Sillenger Exploration Corp. (the “Corporation”) at a price of $0.01 per Share.  The offer and purchase of the Shares are all upon and subject to the terms and conditions of this Subscription Agreement, including Appendix I Terms and Conditions of the Offering, Schedule “A” Exemption Form, attached hereto, all of which are incorporated into, and form part of, this agreement (collectively, the “Subscription Agreement”) as follows:

Number	Aggregate Purchase Price
________ Shares at U.S. $0.01 per Share	U.S. $_______________
Registration Instructions:
(If there are no instructions below, the Shares will be registered in the name of the Subscriber as set out above).
_______________________________________________________________
(Name)                                                                                                 (Account Reference)
_______________________________________________________________
(Address)

SIGNATURE OF SUBSCRIBER
The Subscriber certifies that the Subscriber has read this Subscription Agreement, including Appendix I Terms and Conditions of the Offering, Schedule “A” Exemption Form, attached hereto, attached hereto and hereby offers to purchase the Shares for the aggregate amount set out above (U.S. $0.01 per Share) on the terms and conditions as set out in this Subscription Agreement (Please ensure you have completed Schedule “A” Exemption Form).
EXECUTED by the Subscriber this   day of __________, 2012.

___________________________________ Signature of Witness ___________________________________ Name of Witness	____________________________________________________________ Signature of Subscriber (if Subscriber is an individual) or of the Authorized Signatory (if the Subscriber is not an individual)
ACCEPTANCE BY THE CORPORATION
The foregoing offer is confirmed and accepted by SILLENGER EXPLORATION CORP. on the day of ______________, 2012. By: _________________________________________________ Name: Title:

APPENDIX I
TERMS AND CONDITIONS OF THE OFFERING
SILLENGER EXPLORATION CORP.

THE TERMS AND CONDITIONS OF THE OFFERING ARE AS FOLLOWS:

1. Offer to Purchase: The Subscriber hereby irrevocably offers to subscribe for and to purchase the Common Shares of Sillenger Exploration Corp. for an aggregate purchase price (the “Purchase Price”) set out above and on the terms and conditions contained in this Subscription Agreement.  The Corporation’s acceptance of this offer, as evidenced by the signature of an officer of the Corporation above, will constitute an irrevocable agreement between the Subscriber and the Corporation for the Subscriber to purchase from the Corporation, and for the Corporation to issue and sell to the Subscriber, the Shares on such terms and conditions.  The Shares are sometimes herein together referred to as the "Securities."

2. Price of Shares: The Common Shares of will be issued at a price of U.S. $0.01 per Share.  Sillenger Exploration Corp. (the “Corporation”) Representations and Warranties of the Subscriber: The Subscriber represents and warrants to the Corporation that:

(a)
the Subscriber’s decision to execute and enter into this Subscription Agreement and to purchase the Securities has not been based upon any verbal or written representation as to fact or otherwise made or purported to be made by or on behalf of the Corporation or any other person;

(b)
this Subscription Agreement has been duly executed and delivered by the Subscriber and is legally binding upon and enforceable against the Subscriber in accordance with its terms, subject to the qualifications that: (i) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws of general application affecting the enforcement of creditors’ rights and applicable laws regarding limitations of actions, and (ii) an order of specific performance and an injunction are discretionary remedies and, in particular, are not available when damages are considered an adequate remedy;

(c)	if an individual, the Subscriber has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto;

(d)	if a corporation, partnership or other legal entity, it has been duly incorporated or created and it has the legal capacity to enter into and be bound by this Subscription Agreement;

(e)
the Subscriber is resident in the jurisdiction as set out in the face page of this Subscription Agreement and is not resident in any other jurisdiction, and the purchase by, and sale to, the Subscriber of Securities and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such sale, has occurred only in Canada;

(f)
the Subscriber acknowledges that the Subscriber’s subscription may be accepted, in whole or in part, only in circumstances where the Corporation, in its sole discretion, determines that the issuance of Securities to the Subscriber is permissible under the National Instrument 45-106 Prospectus and Registration Exemptions (“NI 45-106”) or such other exemption as the Corporation may determine is available for such subscription;

(g)
the Subscriber is purchasing the Securities as principal, and not on account of or on behalf of any other corporation or individual, and is an “accredited investor” as defined in NI 45-106 and has completed the Exemption Form attached hereto as Schedule “A”;

(h)
if the Subscriber is a director and/or officer of the Corporation, the Subscriber acknowledges its subscription is being made voluntarily and that such person has not been induced to participate in this subscription by: (i) in the case of directors, expectation of appointment or continued appointment of the director with the Corporation or (ii) in the case of officers, expectation of appointment, employment, continued appointment or continued employment with the Corporation;

(i)
the Subscriber is not a U.S. Person (as defined herein) and is not acquiring Securities for the account or benefit of a U.S. Person or any person in the United States, and acknowledges that none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any state of the United States and may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. person (as such term is defined in Rule 902 of Regulation S promulgated under the 1933 Act, which definition includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor, administrator or trustee, respectively, is a U.S. person and any partnership or company organized or incorporated under the laws of the United States) (a “U.S. Person”);

(j)	if you are resident outside of Canada and the United States, you:

are knowledgeable of, or have been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which you are resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities, if any;

are purchasing the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, you are permitted to purchase the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption;

confirm that the applicable securities laws of the Authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities;

confirm that the purchase of the Securities by you does not trigger an obligation to prepare and file a registration statement, prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction or continuous disclosure reporting obligations of the Corporation in the International Jurisdiction and you will, if requested by the Corporation, comply with such other requirements as the Corporation may reasonably require; and

(k)	the Subscriber has consulted the Subscriber’s own legal and tax advisors with respect to the Subscriber’s investment in the Securities.

3. Acknowledgements of the Subscriber: The Subscriber acknowledges and agrees that:

(a)
the Subscriber is relying on the Subscriber’s own due diligence of the Corporation and the Securities, and understands that the Issuer's legal counsel (“Issuer’s Counsel”) is acting for the Issuer and not for the Purchaser;

(b)
the representations and warranties contained in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Corporation in determining the Subscriber’s suitability as a purchaser of Securities and the Subscriber hereby agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities of any kind whatsoever, including, without restriction, taxes, interest and penalties which any of them may suffer or incur, caused or arising from reliance thereon;

(c)
the acquisition of the Securities pursuant to this Subscription Agreement is subject to acceptance, and the number of Shares subscribed for is subject to allotment, by the Corporation and is further subject to the certified cheque, bank draft or money order representing payment of the Purchase Price being honoured upon presentation for payment;

(d)
the Subscriber is purchasing the Securities pursuant to an exemption from the prospectus requirements under applicable securities legislation and that, as a consequence, the Subscriber is restricted from using most of the civil remedies available under such legislation, the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under such legislation, and that the Corporation is not subject to certain obligations that would otherwise apply under such legislation;

(e)
the Subscriber is aware of the characteristics of the Securities, the risks relating to an investment in the Common Shares and of the fact that there are resale restrictions on the Securities which may prevent the Subscriber from reselling the Securities acquired hereunder for a period of time except in accordance with very limited exemptions under applicable securities laws;

(f)	the Subscriber understands that:

(i)
the Corporation is not a reporting issuer in any jurisdiction in Canada and, as a result, the Securities issued to the Subscriber will be subject to resale restrictions that may never expire and if no applicable exemptions may be relied upon, or if no discretionary exemptive relief is obtained from an appropriate securities regulatory authority, the Subscriber will be required to hold the Securities for an indefinite period of time;

(ii)
if the Corporation becomes a reporting issuer in Canada, there may be limitations imposed by the securities regulatory authorities on the ability of the Subscriber to resell the Securities that are in addition to any resale restrictions which may then exist;

(iii)	there is no market through which the Securities may be sold and as a result, the Subscriber may not be able to dispose of the Securities on a timely basis, if at all;

(iv)
no agency, governmental authority, securities commission or other regulatory body, stock exchange or other entity has passed upon the merits of the Securities and there is no government or other insurance covering the Securities; and

(v)
an investment in the Securities is speculative and involves a high degree of risk and that participation in this Offering is suitable only to investors who are willing to risk a total loss of their entire investment;

(g)	the Subscriber will not resell the Securities except in accordance with the provisions of applicable securities laws;

(h)
the Subscriber consents to the placement of legends on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act, any state securities or “blue sky” laws, or under the prospectus and registration requirements of any applicable Canadian securities laws, and setting forth or referring to the restrictions on transferability and sale thereof contained in this Subscription Agreement,  such legend to be substantially as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) THE DISTRIBUTION DATE, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

(i)	the Corporation has not made any undertaking or representation as to the future value of the Common Shares or any Security of the Corporation;

(j)
by completing the Exemption Form  on Schedule A, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106 adopted by the Canadian securities regulatory authorities ; and

(k)
the Subscriber will indemnify and hold harmless the Corporation and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Corporation in connection therewith.

4. Covenants of the Subscriber: The Subscriber covenants and agrees with the Corporation that the Subscriber will:

(a)
execute and deliver all documentation as may be required by applicable securities legislation, policy or order or by any securities commission or other regulatory authority with respect to the issuance of  the Common Shares; and

(b)	notify the Corporation in writing forthwith at the address of the Corporation in the event of a change in any of the foregoing representations and warranties.

5. Closing of the Subscription: Subject to acceptance by the Corporation of this Subscription Agreement, delivery and payment for Shares shall be completed concurrently with the delivery and execution of this Subscription Agreement and acceptance by the Corporation, which is intended to be completed on such times and dates as the Corporation may determine (the “Closing”).  Subscriber shall deliver by no later than two business days prior to the Closing a signed copy of this Subscription Agreement to John Gillespie, President of the Corporation, together with a certified cheque, bank draft or money order payable to “Sillenger Exploration Corp.” or wire transfer in the amount of the Purchase Price, to the Corporation pursuant to the instructions set out on the face page of this Subscription Agreement.  Unless otherwise instructed in writing, any share certificates issued representing the Common Shares will be sent by mail to the Subscriber at the address set out under “Registration Instructions” on the face page of this Subscription Agreement or, if such address is not completed, to the address set out under “Subscriber Information” on the face page of this Subscription Agreement.

6. Personal Information Authorization: The Subscriber understands that the Corporation may be required to provide any one or more of the Canadian securities regulators, stock exchanges, or other regulatory agencies or the Corporation's transfer agent with the name, residential address, telephone number and e-mail address of the Subscriber, as well as information regarding the number, aggregate purchase price and type of securities purchased under this Subscription Agreement and the identities of any beneficial owners of the Securities (collectively, the "Information"), and may make any other filings of the Information as the Corporation's legal counsel deems appropriate. In addition, the Information may be used by the Corporation for the purposes of:

(a)	completing the purchase of Securities pursuant to this Subscription Agreement;
(b)	complying with all corporate governance and continuous disclosure requirements under applicable securities laws; and
(c)	contacting the Subscriber in its capacity as an investor.

The Subscriber hereby consents to and authorizes the foregoing use and disclosure of such Information.  In the event that the Subscriber is purchasing Securities as agent on behalf of one or more undisclosed principals, the Subscriber agrees to provide, on request, all particulars as to the identity of such undisclosed principals as may be required by the Corporation in order to comply with the foregoing.

Each Subscriber of Securities in Ontario authorizes the indirect collection of Information by the Ontario Securities Commission and confirms that it has been notified by the Corporation: (i) that the Corporation will be delivering the Information to the Ontario Securities Commission; (ii) that such Information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in applicable securities laws; (iii) that such Information is being collected for the purpose of the administration and enforcement of applicable securities laws; and (iv) that the title, business address and business telephone number of the public official in the Province of Ontario, who can answer questions about the Ontario Securities Commission's indirect collection of the Information as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
18th Floor, 20 Queen Street West
Toronto, Ontario M5H 2S8
Telephone: (416) 597-0681

7. Representations of Subscriber Regarding Money Laundering: The Subscriber represents and warrants that the funds representing the aggregate purchase price for the Securities to be purchased pursuant to this Subscription Agreement do not represent proceeds of crime for the purpose of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "Money Laundering Act"). The Subscriber understands that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement on a confidential basis pursuant to the Money Laundering Act.  To the best of the Subscriber's knowledge, none of the funds representing the purchase price for the Securities:

(a)	have been or will be obtained or derived, directly or indirectly, from or related to any activity that is deemed illegal under the laws of Canada or the United States or any other jurisdiction; or

(b)	are being tendered on behalf of a person or entity who has not been identified to the Subscriber.

8. The Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of the foregoing representations are no longer true, and to provide the Corporation with appropriate information in connection therewith.

9.  Resale Restrictions

The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

(a)           The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

10. Costs: The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

11. Governing Law: The agreement resulting from the Corporation’s acceptance of this Subscription Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

12. Additional Information: The Corporation provides additional information on its website www.sillenger.com including access to its filings with the Securities & Exchange Commission.

13. Time of the Essence: Time is of the essence of the agreement resulting from the Corporation’s acceptance of this Subscription Agreement.

14. Headings:  The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

15. Entire Agreement: This Subscription Agreement will constitute, when accepted, the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  The terms hereof may be amended or modified only by a written agreement between the Subscriber and the Corporation.

16. Successors and Assigns: Upon acceptance of this Subscription Agreement by the Corporation, the terms and conditions of this Subscription Agreement shall be binding upon and shall enure to the benefit of the Subscriber and his or her heirs, executors, administrators, personal and legal representatives and the Corporation and its successors and assigns; provided that this Subscription Agreement shall not be assignable by any party without the written consent of the other.

17. Counterparts:   This Agreement may be executed in two or more counterparts, each of which when executed and delivered shall be deemed an original and may be transmitted by facsimile transmission in which event it shall be for all purposes as effective as if the party had delivered an executed original thereof, and such counterparts shall together (as well as separately) constitute one and the same instrument.

SCHEDULE “A”
EXEMPTION FORM

(Capitalized terms not specifically defined herein have the meaning ascribed to such terms in the Subscription Agreement to which this form is attached.)

The Subscriber represents, warrants and certifies to the Corporation and its counsel (and acknowledges that the Corporation, and its counsel, are relying thereon) that both at the date hereof and at the Closing that it fully complies with the criteria set forth below.

PLEASE READ THE FOLLOWING INSTRUCTIONS VERY CAREFULLY:

1.	Initial or place a checkmark in the box to the left of the applicable item in PART I.

2.	If the Subscriber selects (a) below in PART I, the Subscriber MUST ALSO complete Part II of this Exemption Form.

3.	The Subscriber must SIGN AND DATE this execution form in the space provided after PART II.

PART I

☐	(a)
the Subscriber is an “Accredited Investor” as such term is defined in NI 45-106 and it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of National Instrument 45-106; [IF YOU SELECT THIS OPTION YOU ARE REQUIRED TO COMPLETE PART II BELOW]

PART II

The undersigned represents, warrants and certifies that it, he or she is [initial or place a check mark above the line to the left of each applicable item]:

_____	(a)	a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada);

_____	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_____	(c)
a subsidiary of any person referred to in paragraphs (a) to (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_____	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_____	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_____	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_____	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

_____	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

_____	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_____	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_____	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

_____	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_____	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_____	(n)	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 Minimum amount investment and 2.19 Additional investment in investment funds of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 Investment fund reinvestment of NI 45-106;

_____	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

_____	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully-managed account managed by the trust company or trust corporation, as the case may be;

_____	(q)	a person acting on behalf of a fully-managed account managed by that person, if that person:

(i)is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii)in Ontario, is purchasing a security that is not a security of an investment fund;

_____	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_____	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function;

_____	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_____	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

_____	(v)
a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as: (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia; and in either case has provided to the Corporation evidence of such recognition and designation.

The Investor has executed this Exemption Form as of the ______ day of ___________________, 2012.

If a trust, partnership or other entity:	If an individual:

Name of Entity	Signature

Type of Entity	Name of Individual

Signature of Person Signing

Title of Person Signing

As used in PARTS I and II the following terms have the following meaning or interpretation:

An issuer is an “affiliate” of another issuer if:

(a)           one of them is the subsidiary of the other, or

(b)           each of them is controlled by the same person;

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“control person” has the meaning ascribed to that term in securities legislation except in Ontario, Québec and Nova Scotia where “control person” means any person that holds or is one of a combination of persons that holds:

(a)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(b)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure and means a mutual fund or a non-redeemable investment fund;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situated;

“non-redeemable investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure and means an issuer:

(a)           whose primary purpose is to invest money provided by its securityholders;
(b)           that does not invest;
(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or
(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and
(c)           that is not a mutual fund;

“person” includes an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
(b)	liabilities that are secured by financial assets;

“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 Definitions;

“spouse” means, an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Audit Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

APPENDIX II

ELECTRONIC FUNDS TRANSFER ADVICE **(U.S. Dollar Account)**

PLEASE COMPLETE AND FAX TO:

Sillenger Exploration Corp.
Fax Number: (905) 842-9095

Attn: John Gillespie
Telephone No. (905) 582-2434

Sender:	_____			
	Contact Person:	_____		
	Telephone No:	_____	Fax No:	_____
	Email Address:			
Amount:	_____			
Currency:	U.S.			
Sending Bank:	_____			
	SWIFT code:	_____	Bank No.	_____
	Transit No:	_____		
	Contact Person:	_____		
	Telephone No:	_____	Fax No:	_____
	Outgoing Wire Reference LVTS No:	_____		
Date Sent:	_____			
Receiving Bank:	**Bank:**	**Bank of Montreal**		
	Branch:	**239 Lakeshore Road, East Oakville, Ontario Canada L6J 1H7**		
	Bank ID and Transit No:	**011 23822**		
	IBAN Code:	**CC00123822**		
	Swift Code:	**BOFMCAM2**		
	Account Holder:	**Sillenger Exploration Corp. 277 Lakeshore E., Suite 206 Ontario CANADA L6J 1H9**		
	Account No:	**05-14519**		
Reference:	_____			

Please deduct the wire charge from the source of remittance

Confirmation: Please fax this form to us as soon as the funds are sent so we can follow-up and make sure that they are received and properly credited